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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

[X]                             CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 19, 2002

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                             BLUE RHINO CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                              0-24287                          56-1870472
(State or other jurisdiction of         (Commission File Number)               (I.R.S. Employer
 incorporation or organization)                                                Identification No.)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS:

         On April 19, 2002, we completed a private placement of 1,500,000 shares of our common stock to selected institutional and individual investors for gross proceeds of $10,875,000. The form of Stock Purchase Agreement, the form of Registration Rights Agreement and our press release announcing the completion of the private placement are attached hereto as exhibits.


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ITEM 7. EXHIBITS:


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
4.1   --  Form of Registration Rights Agreement dated as of April 19, 2002, by and among Blue Rhino Corporation and those purchasers named on
          Schedule 1 thereto.

10.1 -- Form of Stock Purchase Agreement dated as of April 19, 2002 by and among Blue Rhino Corporation and those purchasers named on Schedule 1 thereto.

99.1  --  Press Release Issued by Blue Rhino Corporation on April 22, 2002.


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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Blue Rhino Corporation

Date: April 23, 2002                By: /s/ Mark Castaneda
                                       ----------------------------------------
                                       Secretary and Chief Financial Officer


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